Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Event.

On February 12, 2013, the Company sold its Nurse Travel Division, included in the Healthcare segment, for $31.0 million in cash. The Nurse Travel Division was not deemed to be a core offering and represented approximately five percent of revenues in 2012. The Company has agreed to provide certain back office services during a transition period.